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                                SCHEDULE 14A

                    Information Required in Proxy Statement

         Reg. Section  240.14a-101

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant          [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]         Definitive Proxy Statement

[ ]         Definitive Additional Materials

[ ]         Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12


                              DATAFLEX CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box)


[X]         No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies:
            2)      Aggregate number of securities to which transaction applies:
            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
            4)      Proposed maximum aggregate value of transaction:
            5)      Total fee paid:


[ ]         Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)      Amount Previously Paid:
            2)      Form, Schedule or Registration No.:
            3)      Filing Party:
            4)      Date Filed:




____________________

 1 Set forth the amount on which the filing fee is calculated and state how it was determined.


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                                                                      APPENDIX



                              DATAFLEX CORPORATION
                              2145 CALUMET STREET
                           CLEARWATER, FLORIDA 34625

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Philip Doganiero and Richard C. Rose, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of common stock of Dataflex Corporation held of record by the undersigned on March 4, 1997, at the annual meeting of shareholders to be held on April 4, 1997 or any adjournment thereof.



                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




                                                              SEE REVERSE
                                                                 SIDE


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[X]   PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE





1.  ELECTION OF CLASS II DIRECTORS      FOR ALL NOMINEES                               WITHHOLD
    NOMINEE: Anthony G. Lembo          (except as indicated to the                     FOR ALL NOMINEES
                                        contrary below)

                                              [ ]                                             [ ]

    ELECTION OF CLASS IV DIRECTORS
    NOMINEE: W. Keith Schilit


    ELECTION OF CLASS V DIRECTORS
    NOMINEE: Barry M. Alpert


 (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW


 Nominee(s)________________________________________________________________



2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 1997.

     [ ] FOR                      [ ] AGAINST                       [ ] ABSTAIN

5. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

 PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





SIGNATURE(S) _____________________________________ DATED: _______________,  1997


 Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.